UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2017

Intellicheck Mobilisa, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15465	11-3234779
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 Jericho Quadrangle, Suite 202, Jericho, NY 11753

(Address of principal executive offices) (Zip code)

(516) 992-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 4, 2017, the stockholders of Intellicheck Mobilisa, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s certificate of incorporation changing the Company’s name to “Intellicheck, Inc.”

It is anticipated that the Company will file the Amendment on Tuesday, May 16, 2017. The Company’s trading symbol of “IDN” on the NYSE MKT will not change. A copy of the Amendment is attached as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 4, 2017 Intellicheck Mobilisa, Inc. (the “Company”) held its Annual Stockholders Meeting (the “Annual Meeting”) at the Embassy Suites Hotel, 1900 Diagonal Road, Alexandria, Virginia 22314.

At the Annual Meeting, the Company’s stockholders: (i) elected Michael D. Malone, Lieutenant General Emil R. Bedard, Jack A. Davis, William P. Georges and Guy L. Smith to serve as directors for one-year terms or until their respective successors have been duly elected and qualified; (ii) ratified the appointment of EisnerAmper, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017; (iii) approved an amendment to the Company’s Certificate of Incorporation to change the Company name from Intellicheck Mobilisa, Inc. to Intellicheck, Inc. and (iv) passed an advisory vote to approve the compensation of the Company’s named executive officers.

The following tables show the number of votes cast for or against and the number of abstentions with respect to each matter, as applicable:

1. Election of Directors:

	For	Withheld	Broker Non-Votes
Michael D. Malone	4,297,188	21,751	3,409,490
Lieutenant General Emil R. Bedard	4,215,963	102,976	3,409,490
Jack A. Davis	4,216,563	102,376	3,409,490
Guy L. Smith	4,216,801	102,138	3,409,490
William P. Georges	4,214,406	104,533	3,409,490

2. Ratify the appointment of EisnerAmper, LLP as the Company’s independent public accountants for the 2017 fiscal year:

For	Against	Abstain

7,677,788	16,854	33,787

3. Approve an amendment to the Company’s Certificate of Incorporation to change the Company name from Intellicheck Mobilisa, Inc. to Intellicheck, Inc.:

For	Against	Abstain

7,646,619	47,903	33,907

4. Advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes

4,178,163	99,146	41,630	3,409,490

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 9, 2017	INTELLICHECK MOBILISA, INC.

	By:	/s/ Bill White
Bill White
Chief Financial Officer